EXHIBIT 10.15 CHANGE IN CONTROL AGREEMENTS BETWEEN QUAKER CITY BANCORP, INC. AND QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION, RESPECTIVELY, AND HANK H. KADOWAKI AS OF APRIL 1, 1998.



                       FORM OF QUAKER CITY BANCORP, INC.
                          CHANGE IN CONTROL AGREEMENT


     This AGREEMENT is made effective as of April 1, 1998, by and between Quaker City Bancorp, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its office at 7021 Greenleaf Avenue, Whittier, California, and Hank Kadowaki ("Executive"). The term "Association" refers to Quaker City Federal Savings and Loan Association, the wholly-owned subsidiary of the Company or any successor thereto.

     WHEREAS, the Company recognizes the substantial contribution Executive has made to the Company and wishes to protect his position therewith for the period provided in this Agreement; and

     WHEREAS, Executive has been elected to, and has agreed to serve in the employ of the Company or an affiliate thereof;

     NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.  TERM OF AGREEMENT.
    -----------------

     The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for twenty-four (24) full calendar months. Commencing on the date of execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the Board of Directors of the Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 4 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the second anniversary of the date of such written notice.

2.  PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.
    --------------------------------------------

     (a) Upon the occurrence of a Change in Control of the Company (as herein defined) followed at any time during the term of this Agreement by the voluntary or involuntary termination of Executive's employment, other than for Cause, as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the Change in Control.

     (b) For purposes of this Plan, a "Change in Control" of the Association or Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Company representing 20% or more of the Association's or the Company's outstanding securities except for any securities of the Association purchased by the Company in connection with the conversion of the Association to the stock form and any securities purchased by any employee benefit plan of the Association or the Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction occurs in which the Association or Company is not the resulting entity, or (D) a proxy statement shall be distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Association with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Association or Company then outstanding.

     (c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of a material loss to the Company or one of its affiliates caused by the Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause.

3.  TERMINATION BENEFITS.
    --------------------

     (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of Executive's employment due to (1) Executive's dismissal or (2) Executive's voluntary termination pursuant to Section 2(a), unless such termination is due to Termination for Cause, the Company shall be obligated to pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to two (2) times Executive's average annual compensation for the two most recent taxable years that Executive has been employed by the Association or such lesser number of years in the event that Executive shall have been employed by the Association for less than two years, such average annual compensation shall include any bonuses or other cash compensation paid or to be paid to the Executive in any such year, any director or committee fees paid or to be paid in any such year, any benefits paid or accrued to the Executive pursuant to any employee benefit plan maintained by the Company or Association in any such year and any contributions made on behalf of the Executive to any employee benefit plan maintained by the Company or Association in any such year; provided
                                                                --------
however, that if the Association is not in compliance with its minimum capital
-------
requirements or if such payments would cause the Association's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Association or successor thereto is in capital compliance. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the twenty-four (24) months following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a monthly basis during the remaining term of this Agreement.

     (b) Upon the occurrence of a Change in Control of the Association or the Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Company shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association or Company for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Association or Company employees. Such coverage and payments shall cease upon expiration of twenty-four (24) full calendar months following the Date of Termination.

     (c) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due to him under or contributed by the Association or Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or Company on Executive's behalf.

     (d) As of the effective date of this Agreement, and annually as of the first business day of January or soon thereafter, Executive shall make the election referred to in Section 3(a) hereof with respect to whether the amounts payable under said Section 3(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the Executive has made his next annual election.

     (e) Notwithstanding the preceding paragraphs of this Section 3, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 3 shall be determined by the Executive.

4.  NOTICE OF TERMINATION.
    ---------------------

     (a) Any purported termination by the Company, or by the Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the instance of Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to his annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement.

5. SOURCE OF PAYMENTS.
   ------------------

     It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Association. The Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive and, if such amount and benefits due from the Association are not timely paid or provided by the Association, such amounts and benefits shall be paid and provided by the Company.

6. EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS.
   -----------------------------------------------------

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

     Nothing in this Agreement shall confer upon the Executive the right to continue in the employ of the Company or shall impose on the Company any obligation to employ or retain the Executive in its employ for any period.

7. NO ATTACHMENT.
   -------------

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company and their respective successors and assigns.

8. MODIFICATION AND WAIVER.
   -----------------------

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

9.   REINSTATEMENT OF BENEFITS UNDER ASSOCIATION AGREEMENT.
     -----------------------------------------------------

     In the event Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice described in Section 9(b) of the Change-in-Control Agreement between Executive and the Association dated January 1, 1994 (the "Association

Agreement") during the term of this Agreement and a Change in Control, as defined herein, occurs the Company will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 3 of the Association Agreement upon the notification of the Company of the Association's receipt of a dismissal of charges in the Notice.

10.  EFFECT OF ACTION UNDER ASSOCIATION AGREEMENT.
     ---------------------------------------------

     Notwithstanding any provision herein to the contrary, to the extent that payments and benefits are paid to or received by Executive under the Association Agreement between Executive and Association, the amount of such payments and benefits paid by the Association will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement.

11.  SEVERABILITY.
     -------------

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

12. HEADINGS FOR REFERENCE ONLY.
    ---------------------------

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

13. GOVERNING LAW.
    -------------

     The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

14.  ARBITRATION.
     -----------

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Company, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

15. PAYMENT OF LEGAL FEES.
    ---------------------

     All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Company if Executive is successful pursuant to a legal judgment, arbitration or settlement.

16.  INDEMNIFICATION.
     ---------------

     The Company shall provide the Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify the Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law and as provided in the Company's certificate of incorporation against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

17.  SUCCESSOR TO THE HOLDING COMPANY.
     --------------------------------

     The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association or the Company, expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.

18.  SIGNATURES.
     ----------

     IN WITNESS WHEREOF, Quaker City Bancorp, Inc. has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, on the 24th day of April, 1998.

ATTEST:                                 QUAKER CITY BANCORP, INC.


/s/ Kathryn M. Hennigan                 By: /s/ Frederic R. McGill
-----------------------                    -----------------------
Secretary



WITNESS:


/s/ Sharon Thomson                      /s/ Hank Kadowaki
------------------------                -------------------------
                                        Hank Kadowaki
                                        Executive



Seal

                                    FORM OF
                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT


     This AGREEMENT is made effective as of April 1, 1998 by and between Quaker City Federal Savings and Loan Association (the "Association"), a federally chartered savings institution, with its principal administrative office at 7021 Greenleaf Avenue, Whittier, California, and Hank Kadowaki (the "Executive") and Quaker City Bancorp, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware which is the holding company of the Association.

     WHEREAS, the Association recognizes the substantial contribution Executive has made to the Association and wishes to protect Executive's position therewith for the period provided in this Agreement; and

     WHEREAS, Executive has agreed to serve in the employ of the Association.

     NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.  TERM OF AGREEMENT.
    -----------------

     The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for an initial period of three (3) full calendar months. Commencing on July 1, 1998, this agreement shall be renewed for twenty-four (24) full calendar months, and continuing at each anniversary date thereafter, the Board of Directors of the Association ("Board") may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

2.  PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.
    --------------------------------------------

    (a) Upon the occurrence of a Change in Control of the Association or the Company (as herein defined) followed at any time during the term of this Agreement by the voluntary or involuntary termination of Executive's employment, other than for Cause, as defined in Section 2(c) hereof, the provisions of
Section 3 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the Change in Control.

    (b) For purposes of this Plan, a "Change in Control" of the Association or Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Company representing 20% or more of the Association's or the Company's outstanding securities except for any securities of the Association purchased by the Company in connection with the conversion of the Association to the stock form and any securities purchased by any employee benefit plan of the Association, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction occurs in which the Association or Company is not the resulting entity.

    (c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Association at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options or limited rights granted to Executive under any stock option plan of the Association, the Company or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

3.  TERMINATION BENEFITS.
    --------------------

    (a) Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the termination of the Executive's employment due to (1) Executive's dismissal or (2) Executive's voluntary termination pursuant to Section 2(a), unless such termination is due to Termination for Cause, the Association and the Company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to two times Executive's average annual compensation for the five preceding taxable years, such annual compensation shall include any bonuses and any other cash compensation paid or to be paid to Executive in any such year, the amount of benefits paid or accrued to Executive pursuant to any employee benefit plan maintained by the Association or Company in any such year and the amount of any contributions made or to be made on behalf of Executive pursuant to any employee benefit plan maintained by the Association or the Company in any such year. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the twenty-four (24) months following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a monthly basis during the remaining term of this Agreement.

    (b) Upon the occurrence of a Change in Control of the Association or the Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Association shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association or Company for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Association or Company employees. Such coverage and payments shall cease upon the expiration of twenty-four full calendar months from the Date of Termination.

    (c) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due to him under or contributed by the Association or Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or Company on Executive's behalf.

    (d) As of the effective date of this Agreement, and annually as of the first business day of January or soon thereafter, Executive shall make the election referred to in Section 3(a) hereof with respect to whether the amounts payable under said Section 3(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.

    (e) Notwithstanding the preceding paragraphs of this Section 3, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the Code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination

Benefits provided by the preceding paragraphs of this Section 3 shall be determined by the Executive.

4.  NOTICE OF TERMINATION.
    ---------------------

    (a) Any purported termination by the Association or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

    (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the instance of Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

    (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to his annual salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement.

5.  SOURCE OF PAYMENTS.
    ------------------

    It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Association. The Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive and, if such amounts and benefits due from the Association are not timely paid or provided by the Association, such amounts and benefits shall be paid or provided by the Company.

6.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS.
    -----------------------------------------------------

    This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Association and the Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that the Executive is subject to receiving fewer benefits than those available to him without reference to this

Agreement.

    Nothing in this Agreement shall confer upon the Executive the right to continue in the employ of Association or shall impose on the Association any obligation to employ or retain the Executive in its employ for any period.

7.  NO ATTACHMENT.
    -------------

    (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

    (b) This Agreement shall be binding upon, and inure to the benefit of, the Executive, the Association and their respective successors and assigns.

8.  MODIFICATION AND WAIVER.
    -----------------------

    (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

    (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

9.  REQUIRED REGULATORY PROVISIONS.
    ------------------------------

    (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 2 hereinabove.

    (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. (S)1818(c)(3) or (g)(1)), the Association's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

    (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C.
(S)1818(e)(4) or (g)(1)), all obligations of the Association under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

    (d) If the Association is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, all obligations of the Association under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

    (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or
(ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

    (f) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
(S)1828(k) and any rules and regulations promulgated thereunder.

10.  REINSTATEMENT OF BENEFITS UNDER SECTION 9(b).
     --------------------------------------------

    In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice described in Section 9(b) hereof (the "Notice") during the term of this Agreement and a Change in Control, as defined herein, occurs, the Association will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 3 of this Agreement upon the Association's receipt of a dismissal of charges in the Notice.

11.  SEVERABILITY.
     -------------

    If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

12.  HEADINGS FOR REFERENCE ONLY.
     ---------------------------

    The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this

Agreement.

13.  GOVERNING LAW.
     -------------

    The validity, interpretation, performance, and enforcement of this Agreement shall be governed by California law but only to the extent not preempted by Federal law.

14.  ARBITRATION.
     -----------

    Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Association's main office, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

15.  PAYMENT OF COSTS AND LEGAL FEES.
     -------------------------------

    All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Association (which payments are guaranteed by the Company pursuant to Section 5 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

16.  INDEMNIFICATION.
     ---------------

    The Association shall provide Executive (including his or her legal representatives, successors and assigns) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (including his or her legal representatives, successors and assigns) for reasonable costs and expenses incurred by Executive in defending or settling any judicial or administrative proceeding, or threatened proceeding, whether civil, criminal or otherwise, including any appeal or other proceeding for review.

    Indemnification by the Association shall be made only upon the final judgment on the merits in the favor of the Executive, in case of settlement, in case of final judgment against Executive or in the case of final judgment in favor of Executive other than on the merits, if a majority of the disinterested directors of the Association determine Executive was acting in good faith within the scope of Executive's employment or authority in accordance with 12 C.F.R.
section 545.121(c)(iii).


    Any such indemnification of Executive must conform with the notice provisions of 12 C.F.R. part 545.121(c)(iii) to indemnify Executive to the fullest for such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements, such settlements to be approved by the Board of Directors of the Association, if such action is brought against Executive in his or her capacity as a officer or director of the Association, however, shall not extend to matters as to which Executive is finally adjudged to be liable for willful misconduct in the performance of his or her duties.

17.  SUCCESSOR TO THE ASSOCIATION.
     ----------------------------

    The Association shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association, expressly and unconditionally to assume and agree to perform the Association's obligations under this Agreement, in the same manner and to the same extent that the Association would be required to perform if no such succession or assignment had taken place.

18.  SIGNATURES.
     ----------

    IN WITNESS WHEREOF, Quaker City Federal Savings and Loan Association and Quaker City Bancorp, Inc. have caused this Agreement to be executed by their duly authorized officers, and Executives have signed this Agreement, on the 24th day of April, 1998.


ATTEST:                                Quaker City Federal Savings
                                       and Loan Association


/s/ Kathryn M. Hennigan                By: /s/ Frederic R. McGill
-----------------------------             ------------------------------


SEAL



ATTEST:                                Quaker City Bancorp, Inc.
                                       (Guarantor)



/s/ Kathryn M. Hennigan                By: /s/ Frederic R. McGill
-----------------------------             ------------------------------


SEAL


WITNESS:



/s/ Sharon Thomson                        /s/ Hank Kadowaki
-----------------------------             ------------------------------
                                          Hank Kadowaki
                                          Executive